Exhibit 3.9

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “SHEPLERS HOLDING CORPORATION” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE FIRST DAY OF JUNE, A.D. 2007, AT 6:02 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE TWENTY — SEVENTH DAY OF JULY, A.D. 2007, AT 6:41 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE THIRTIETH DAY OF JULY, A.D. 2007, AT 8:18 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE THIRTY-FIRST DAY OF OCTOBER, A.D. 2008, AT 2:24 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “SHEPLERS HOLDING CORPORATION”.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
4363166 8100H	AUTHENTICATION: 9158981

111199539	DATE: 11-15-11
You may verify this certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 06:38 PM 06/01/2007 FILED 06:02 PM 06/01/2007 SRV 070665777 - 4363166 FILE

CERTIFICATE OF INCORPORATION

OF

SHEPLERS HOLDING CORPORATION

ARTICLE ONE

The name of the corporation is Sheplers Holding Corporation.

ARTICLE TWO

The address of the corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The total number of shares of stock which the corporation has authority to issue is one thousand (1,000) shares of Common Stock, with a par value of $0.01 per share.

ARTICLE FIVE

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS
Howard P. Young	c/o Kirkland & Ellis LLP
555 California Street, 27th Floor
San Francisco, CA 94104

ARTICLE SIX

The corporation is to have perpetual existence.

ARTICLE SEVEN

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the by-laws of the corporation.

ARTICLE EIGHT

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

ARTICLE NINE

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE NINE shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE TEN

The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE ELEVEN

The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

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I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand on the 1st day of June, 2007.

/s/ Howard P. Young
Howard P. Young
Sole Incorporator

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State of Delaware Secretary of State Division of Corporations Delivered 06:44 PM 07/27/2007 FILED 06:41 PM 07/27/2007 SRV 070864400 - 4363166 FILE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

BEFORE PAYMENT OF CAPITAL

OF

SHEPLERS HOLDING CORPORATION

**********

Adapted in accordance with the provisions of Section 241 and Section 245 of the General Corporation Law of the State of Delaware.

**********

The undersigned, being the President of Sheplers Holding Corporation, a Delaware corporation (the “Corporation”), hereby certifies as follows:

I.                                        The name of the Corporation is Sheplers Holding Corporation. The date of filing of its original certificate of incorporation with the Delaware Secretary of State was June 1, 2007.

II.                                   This amended and restated certificate of incorporation amends, restates and integrates the provisions of the certificate of incorporation of the Corporation and has been duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware.

III.                              The Corporation has not received payment of any of its stock.

IV.                               The text of the certificate of incorporation is hereby amended and restated to read herein as set forth in full:

ARTICLE ONE

The name of the corporation is Sheplers Holding Corporation (the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

Part A. Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 300,000 shares, consisting of:

1.                   250,000 shares of Class A Common Stock, with a par value of $0.001 per share (“Class A Common”); and

2.                   50,000 shares of Class L Common Stock, with a par value of $0.001 per share (“Class L Common”).

The Class L Common and the Class A Common, and any other common stock issued hereafter are referred to collectively as the “Common Stock.” The Common Stock shall have the rights, preferences and limitations set forth below. Capitalized terms used but not otherwise defined in Part A or Part B of this Article Four are defined in Part C.

Part B. Common Stock.

Except as otherwise provided in this Part B or as otherwise required by applicable law, all shares of Class L Common and Class A Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

1.                                      Voting Rights. Except as otherwise provided in this Part B or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders, and the holders of Class L Common shall have no right to vote on any matters to be voted on by the stockholders of the Corporation.

2.                                      Distribution. At the time of each Distribution, such Distribution shall be made to the holders of the Class L Common and Class A Common in the following priority:

(a)                                 The holders of the Class L Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the aggregate Unpaid Yield on the outstanding shares of Class L Common held by such holder as compared to the aggregate Unpaid Yield on all shares of Class L Common then outstanding as of the time of such Distribution) equal to the aggregate Unpaid Yield on the outstanding shares of Class L Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraphs 2(b) or (c) below until the entire amount of the Unpaid Yield on the outstanding shares of Class L Common as of time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(a) to the holders of the Class L Common shall constitute a payment of Yield on Class L Common.

(b)                                 After the required amount of a Distribution has been made in full pursuant to paragraph 2(a) above, the holders of Class L Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class L Common held by each such holder as of the time of such Distribution) equal to the aggregate

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Unreturned Original Cost of the outstanding shares of Class L Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2(c) below until the entire amount of the Unreturned Original Cost of the outstanding shares of Class L Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(b) to holders of Class L Common shall constitute a return of Original Cost of Class L Common.

(c)                                  After the required amount of a Distribution has been made pursuant to paragraphs 2(a) and (b) above, the holders of Common Stock as a group, shall be entitled to receive the remaining portion of such Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Distribution),

3.                                      Stock Splits and Stock Dividends. The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in shares of Class L Common to the holders of Class L Common and in shares of Class A Common to the holders of Class A Common. In no event shall a stock split or stock dividend constitute a payment of Yield or a return of Original Cost.

4.                                      Approval Rights. The Corporation shall not enter into any agreement which would result in, or consummate any transaction resulting in, a Change of Control or an Initial Public Offering without the prior written consent of the holders of a majority of the then outstanding shares of Class L Common.

5.                                      Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of the Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate, or certificates in exchange therefor (either of the same class, or as directed by the holder in connection with a conversion from one class to another) representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

6.                                      Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class

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represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

7.                                      Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

8.                                      Amendment and Waiver. No amendment or waiver of any provision of this Article IV shall be effective without the prior written consent of the holders of not less than a majority of the then outstanding Class A Common voting as a single class; provided that no amendment as to any terms or provisions of, or for the benefit of, any class of Common Stock that adversely affects the powers, preferences or special rights of such class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such affected class of Common Stock, as the case may be, voting as a single class.

Part C. Definitions.

“Affiliate” means with respect to any Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, the ability to direct or cause the direction of the management and policies of such Person whether by ownership of voting securities, contract or otherwise.

“Change of Control” means any transaction, sale, event or circumstance (other than an Initial Public Offering) which results in a Person or Persons other than Gryphon Partners III, L.P., Gryphon Partners III-A, L.P., Gryphon Co-Invest Fund III, L.P., Gryphon Partners III-C Annex Fund, L.P. or their Affiliates owning a majority of the capital stock possessing the voting power under normal circumstances to elect a majority of the board of directors of the Corporation.

“Distribution” means each distribution made by the Corporation to holders of capital stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise; provided that none of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of any capital stock held by an employee, director or former employee or director of the Corporation or any of its subsidiaries or (b) any recapitalization or exchange of any capital stock, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by stock split, stock dividend or otherwise) of any outstanding shares of capital stock.

“Initial Public Offering” means an initial public offering by the Corporation of its capital stock to the public effected pursuant to an effective registration statement under the Securities Act of 1933, as amended or any comparable statement under any similar United States federal statute then in effect.

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“Original Cost” of each share of Class L Common shall be equal to $1,000.00 (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L Common).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.

“Unpaid Yield” of any share of Class L Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a payment of Yield on such share.

“Unreturned Original Cost” of any share of Class L Common means an amount equal to the excess, if any, of (a) the Original Cost of such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a return of Original Cost of such share.

“Yield” means (i) with respect to each share of Class L Common, for each calendar quarter, the amount accruing on such share each day during such quarter at a rate of 15% per annum of the sum of (a) such share’s Unreturned Original Cost, plus (b) Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a calendar quarter, the portion of a Class L Common share’s Yield for such portion of such quarter elapsing before such Distribution is made shall be taken into account.

ARTICLE FIVE

The Corporation is to have perpetual existence.

ARTICLE SIX

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

ARTICLE SEVEN

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of director or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

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ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of director of the Corporation existing at the time of such repeal or modification.

ARTICLE NINE

The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE TEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, I have signed this Amended and Restated Certificate of Incorporation Before Payment of Capital of the Corporation this 27th day of July, 2007.

/s/ Kurtis Kaull
Kurtis Kaull
President

{Sheplers Holding Corporation - Amended and Restated Certificate of Incorporation}

S-1

State of Delaware Secretary of State Division of Corporations Delivered 08:24 AM 07/30/2007 FILED 08:18 AM 07/30/2007 SRV 070864785 - 4363166 FILE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

BEFORE PAYMENT OF CAPITAL

OF

SHEPLERS HOLDING CORPORATION

**********

Adapted in accordance with the provisions of Section 241 and Section 245 of the General Corporation Law of the State of Delaware.

**********

The undersigned, being the President of Sheplers Holding Corporation, a Delaware corporation (the “Corporation”), hereby certifies as follows:

I.             The name of the Corporation is Sheplers Holding Corporation. The date of filing of its original certificate of incorporation with the Delaware Secretary of State was June 1, 2007. The Corporation filed an amended and restated certificate of incorporation with the Delaware Secretary of State on July 27, 2007.

II.            This amended and restated certificate of incorporation amends, restates and integrates the provisions of the certificate of incorporation of the Corporation and has been duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware.

III.          The Corporation has not received payment of any of its stock.

IV.          The text of the certificate of incorporation is hereby amended and restated to read herein as set forth in full:

ARTICLE ONE

The name of the corporation is Sheplers Holding Corporation (the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

Part A. Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 500,000 shares, consisting of:

1.                   450,000 shares of Class A Common Stock, with a par value of $0.001 per share (“Class A Common”); and

2.                   50,000 shares of Class L Common Stock, with a par value of $0.001 per share (“Class L Common”).

The Class L Common and the Class A Common, and any other common stock issued hereafter are referred to collectively as the “Common Stock.” The Common Stock shall have the rights, preferences and limitations set forth below. Capitalized terms used but not otherwise defined in Part A or Part B of this Article Four are defined in Part C.

Part B. Common Stock.

Except as otherwise provided in this Part B or as otherwise required by applicable law, all shares of Class L Common and Class A Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

1.             Voting Rights. Except as otherwise provided in this Part B or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders, and the holders of Class L Common shall have no right to vote on any matters to be voted on by the stockholders of the Corporation.

2.             Distribution. At the time of each Distribution, such Distribution shall be made to the holders of the Class L Common and Class A Common in the following priority:

(a)           The holders of the Class L Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the aggregate Unpaid Yield on the outstanding shares of Class L Common held by such holder as compared to the aggregate Unpaid Yield on all shares of Class L Common then outstanding as of the time of such Distribution) equal to the aggregate Unpaid Yield on the outstanding shares of Class L Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraphs 2(b) or (c) below until the entire amount of the Unpaid Yield on the outstanding shares of Class L Common as of time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(a) to the holders of the Class L Common shall constitute a payment of Yield on Class L Common.

(b)           After the required amount of a Distribution has been made in full pursuant to paragraph 2(a) above, the holders of Class L Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class L Common held by each such holder as of the time of such Distribution) equal to the aggregate

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Unreturned Original Cost of the outstanding shares of Class L Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2(c) below until the entire amount of the Unreturned Original Cost of the outstanding shares of Class L Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(b) to holders of Class L Common shall constitute a return of Original Cost of Class L Common.

(c)           After the required amount of a Distribution has been made pursuant to paragraphs 2(a) and (b) above, the holders of Common Stock as a group, shall be entitled to receive the remaining portion of such Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Distribution).

3.             Stock Splits and Stock Dividends. The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in shares of Class L Common to the holders of Class L Common and in shares of Class A Common to the holders of Class A Common. In no event shall a stock split or stock dividend constitute a payment of Yield or a return of Original Cost.

4.             Approval Rights. The Corporation shall not enter into any agreement which would result in, or consummate any transaction resulting in, a Change of Control or an Initial Public Offering without the prior written consent of the holders of a majority of the then outstanding shares of Class L Common.

5.             Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of the Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate, or certificates in exchange therefor (either of the same class, or as directed by the holder in connection with a conversion from one class to another) representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

6.             Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class

3

represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

7.             Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

8.             Amendment and Waiver. No amendment or waiver of any provision of this Article IV shall be effective without the prior written consent of the holders of not less than a majority of the then outstanding Class A Common voting as a single class; provided that no amendment as to any terms or provisions of, or for the benefit of, any class of Common Stock that adversely affects the powers, preferences or special rights of such class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such affected class of Common Stock, as the case may be, voting as a single class.

Part C. Definitions.

“Affiliate” means with respect to any Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, the ability to direct or cause the direction of the management and policies of such Person whether by ownership of voting securities, contract or otherwise.

“Change of Control” means any transaction, sale, event or circumstance (other than an Initial Public Offering) which results in a Person or Persons other than Gryphon Partners III, L.P., Gryphon Partners III-A, L.P., Gryphon Partners III-B, L.P., Gryphon Co-Invest Fund III, L.P., Gryphon Partners III-C Annex Fund, L.P. or their Affiliates owning a majority of the capital stock possessing the voting power under normal circumstances to elect a majority of the board of directors of the Corporation.

“Distribution” means each distribution made by the Corporation to holders of capital stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise; provided that none of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of any capital stock held by an employee, director or former employee or director of the Corporation or any of its subsidiaries or (b) any recapitalization or exchange of any capital stock, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by stock split, stock dividend or otherwise) of any outstanding shares of capital stock.

“Initial Public Offering” means an initial public offering by the Corporation of its capital stock to the public effected pursuant to an effective registration statement under the Securities Act of 1933, as amended or any comparable statement under any similar United States federal statute then in effect.

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“Original Cost” of each share of Class L Common shall be equal to $1,000.00 (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L Common).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.

“Unpaid Yield” of any share of Class L Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a payment of Yield on such share.

“Unreturned Original Cost” of any share of Class L Common means an amount equal to the excess, if any, of (a) the Original Cost of such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a return of Original Cost of such share.

“Yield” means (i) with respect to each share of Class L Common, for each calendar quarter, the amount accruing on such share each day during such quarter at a rate of 15% per annum of the sum of (a) such share’s Unreturned Original Cost, plus (b) Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a calendar quarter, the portion of a Class L Common share’s Yield for such portion of such quarter elapsing before such Distribution is made shall be taken into account.

ARTICLE FIVE

The Corporation is to have perpetual existence.

ARTICLE SIX

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

ARTICLE SEVEN

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of director or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

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ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of director of the Corporation existing at the time of such repeal or modification.

ARTICLE NINE

The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE TEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, I have signed this Amended and Restated Certificate of Incorporation Before Payment of Capital of the Corporation this 30th day of July, 2007.

/s/ Kurtis Kaull
Kurtis Kaull
President

{Sheplers Holding Corporation - Amended and Restated Certificate of Incorporation}

S-1

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:50 PM 10/31/2008
FILED 02:24 PM 10/31/2008
SRV 081083805 - 4363166 FILE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SHEPLERS HOLDING CORPORATION

**********

Adopted in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

**********

The undersigned, being the duly elected Vice President, Treasurer and Secretary of Sheplers Holding Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

I.                                        That the Corporation filed (a) its original certificate of incorporation on June 1, 2007, (b) an Amended and Restated Certificate of Incorporation Before Payment of Capital on July 27, 2007, and (c) a Second Amended and Restated Certificate of Incorporation Before Payment of Capital on July 30, 2007 (as amended and restated, the “Certificate”), each with the Secretary of State of Delaware.

II.                                   That the Board of Directors of the Corporation, pursuant to written consent, adopted resolutions authorizing the Corporation to amend, integrate and restate the Corporation’s Certificate in its entirety to read as set forth in Exhibit A attached hereto and made a part hereof (the “Restated Certificate”).

III.                              That (a) at least a majority of the issued and outstanding shares of the Class L Common Stock, par value $0.001 per share (“Class L Common”) and Class A Common, par value $0.001 per share (“Class A Common”) of the Corporation entitled to vote thereon, voting together as a class; (b) at least a majority of the issued and outstanding shares of the Class L Common entitled to vote thereon, voting separately as a class; and (c) at least a majority of the issued and outstanding shares of the Class A Common entitled to vote thereon, voting separately as a class, pursuant to written consent, approved and adopted the Restated Certificate in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. Written notice has been given to the holders that have not consented in writing.

IV.                               That immediately prior to the filing of the Restated Certificate, the Corporation’s issued and outstanding capital stock consisted of 284,667.35 shares of Class A Common and 28,487.23 shares of Class L Common. Upon the filing of the Restated Certificate, the certificates representing Class A Common and Class L Common issued and outstanding that were issued prior to the filing of the Restated Certificate, unless and until surrendered to the Corporation, shall represent the same number of Class A Common and Class L Common issued and outstanding after giving effect to the filing of the Restated Certificate.

IN WITNESS WHEREOF, the undersigned, being the Vice President, Treasurer and Secretary herein above named, for the purpose of amending and restating the Certificate of the Corporation, pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Third Amended and Restated Certificate of Incorporation this 31st day of October, 2008.

/s/Kurtis Kaull
Kurtis Kaull
Vice President, Treasurer and Secretary

2

Exhibit A

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SHEPLERS HOLDING CORPORATION

**********

Adopted in accordance with the provisions of Section 241 and Section 245 of the General Corporation Law of the State of Delaware.

ARTICLE ONE

The name of the corporation is Sheplers Holding Corporation (the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

Part A. Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 600,000 shares, consisting of:

1.              450,000 shares of Class A Common Stock, with a par value of $0.001 per share (“Class A Common”);

2.              50,000 shares of Class L Common Stock, with a par value of $0.001 per share (“Class L Common”); and

3.              100,000 shares of Class L-1 Common Stock, with a par value of $0.001 per share (“Class L-1 Common”).

The Class L-1 Common, Class L Common and the Class A Common, and any other common stock issued hereafter are referred to collectively as the “Common Stock.” Capitalized terms used but not otherwise defined in Part A or Part B of this Article Four are defined in Part C.

Part B. Common Stock.

Except as otherwise provided in this Part B or as otherwise required by applicable law, all shares of Class L-1 Common, Class L Common and Class A Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

1.                                      Voting Rights. Except as otherwise provided in this Part B or as otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders, and the holders of Class L-1 Common and Class L Common shall have no right to vote on any matters to be voted on by the stockholders of the Corporation.

2.                                      Distribution. At the time of each Distribution, such Distribution shall be made to the holders of Class L-1 Common, Class L Common and Class A Common in the following priority:

(a)                                 The holders of Class L-1 Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class L-1 Common held by each such holder as of the time of such Distribution) equal to the aggregate Unreturned Class L-1 Liquidation Preference of the outstanding shares of Class L-1 Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraphs 2(b), 2(c) or 2(d) below until the entire amount of the Unreturned Class L-1 Liquidation Preference of the outstanding shares of Class L-1 Common as of the time of such Distribution has been paid in full.

(b)                                 After the required amount of a Distribution has been made in full pursuant to paragraph 2(a) above, the holders of the Class L Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the aggregate Unpaid Yield on the outstanding shares of Class L Common held by such holder as compared to the aggregate Unpaid Yield on all shares of Class L Common then outstanding as of the time of such Distribution) equal to the aggregate Unpaid Yield on the outstanding shares of Class L Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraphs 2(c) or 2(d) below until the entire amount of the Unpaid Yield on the outstanding shares of Class L Common as of time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(b) to the holders of the Class L Common shall constitute a payment of Yield on Class L Common.

(c)                                  After the required amount of a Distribution has been made in full pursuant to paragraphs 2(a) and 2(b) above, the holders of Class L Common shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class L Common held by each such holder as of the time of such Distribution) equal to the aggregate Unreturned Original Cost of the outstanding shares of Class L Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2(d) below until the entire amount of the Unreturned Original Cost of the outstanding shares of Class L Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(c) to holders of Class L Common shall constitute a return of Original Cost of Class L Common.

(d)                                 After the required amount of a Distribution has been made pursuant to paragraphs 2(a), 2(b) and 2(c) above, the holders of Common Stock as a group, shall be entitled to receive the remaining portion of such Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Distribution).

3.                                      Stock Splits and Stock Dividends. The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in shares of Class L-1 to the holders of Class L-1 Common, Class L Common to the holders of Class L Common and in shares of Class A Common to the holders of Class A Common. In no event shall a stock split or stock dividend constitute a payment of Liquidation Preference or Yield or a return of Original Cost.

4.                                      Approval Rights. The Corporation shall not enter into any agreement which would result in, or consummate any transaction resulting in, a Change of Control or an Initial Public Offering without the prior written consent of the holders of a majority of the then outstanding shares of Class L-1 Common and Class L Common each voting separately as a class.

5.                                      Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of the Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate, or certificates in exchange therefor (either of the same class, or as directed by the holder in connection with a conversion from one class to another) representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

6.                                      Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

7.                                      Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

8.                                      Amendment and Waiver. No amendment or waiver of any provision of this Article IV shall be effective without the prior written consent of the holders of not less than a majority of the then outstanding Class A Common voting as a single class; provided that no amendment as to any terms or provisions of, or for the benefit of, any class of Common Stock that adversely affects the powers, preferences or special rights of such class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such affected class of Common Stock, as the case may be, voting as a single class.

Part C. Definitions.

“Affiliate” means with respect to any Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be ‘‘controlled by” another Person if such other Person possesses, directly or indirectly, the ability to direct or cause the direction of the management and policies of such Person whether by ownership of voting securities, contract or otherwise.

“Change of Control” means any transaction, sale, event or circumstance (other than an Initial Public Offering) which results in a Person or Persons other than Gryphon Partners III, L.P., Gryphon Partners III-A, L.P., Gryphon Partners III-B, L.P., Gryphon Co-Invest Fund III, L.P., Gryphon Partners III-C Annex Fund, L.P. or their Affiliates owning a majority of the capital stock possessing the voting power under normal circumstances to elect a majority of the board of directors of the Corporation.

“Class L-1 Liquidation Preference” of each share of Class L-1 Common shall be equal to $212.65 (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L-1 Common).

“Distribution” means each distribution made by the Corporation to holders of capital stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise; provided that none of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of any capital stock held by an employee, director or former employee or director of the Corporation or any of its subsidiaries or (b) any recapitalization or exchange of any capital stock, or any subdivision (by stock split. stock dividend or otherwise) or any combination (by stock split, stock dividend or otherwise) of any outstanding shares of capital stock.

“Initial Public Offering” means an initial public offering by the Corporation of its capital stock to the public effected pursuant to an effective registration statement under the Securities Act of 1933, as amended or any comparable statement under any similar United States federal statute then in effect.

“Original Cost” of each share of Class L Common shall be equal to $1,000.00 (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L Common).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.

“Unpaid Yield” of any share of Class L Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a payment of Yield on such share.

“Unreturned Class L-1 Liquidation Preference” of each share of Class L-1 Common means any amount equal to the excess, if any, of the Class L-1 Liquidation Preference of such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a return of Class L-I Liquidation Preference of such share.

“Unreturned Original Cost” of any share of Class L Common means an amount equal to the excess, if any, of (a) the Original Cost of such share, over (b) the aggregate amount of Distributions made by the Corporation that constitute a return of Original Cost of such share.

“Yield” means with respect to each share of Class L Common, for each calendar quarter, the amount accruing on such share each day during such quarter at a rate of 15% per annum of the sum of (a) such share’s Unreturned Original Cost, plus (b) Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a calendar quarter, the portion of a Class L Common share’s Yield for such portion of such quarter elapsing before such Distribution is made shall be taken into account.

ARTICLE FIVE

The Corporation is to have perpetual existence.

ARTICLE SIX

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

ARTICLE SEVEN

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of director or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of director of the Corporation existing at the time of such repeal or modification.

ARTICLE NINE

The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE TEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.